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                                                                   Exhibit 10.36
                                  SEPRACOR INC.

                             1997 STOCK OPTION PLAN

1.       Purpose

         The purpose of this 1997 Stock Option Plan (the "Plan") of Sepracor Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Sepracor Inc. defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.       Eligibility

         All of the Company's employees (other than officers and directors who are employees), consultants and advisors are eligible to be granted options (each, an "Option") under the Plan. Any person who has been granted an Option under the Plan shall be deemed a "Participant". Neither officers nor directors of the Company are eligible to be granted Options under the Plan.

3.       Administration, Delegation

         (a) Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Options and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Option. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

         (b) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Options and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Options and the maximum number of shares for any one Participant to be
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made by such executive officers.

         (c) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). To the extent required by the Code or the Securities Exchange Act of 1934 (the "Exchange Act"), the Board shall appoint one such Committee of not less than two members, each member of which shall be an "outside director" within the meaning of
Section 162(m) of the Code and a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act." All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.       Stock Available for Options

         (a) Number of Shares. Subject to adjustment under Section 4(c), Options may be made under the Plan for up to 500,000 shares of Common Stock. If any Option expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Option shall again be available for the grant of Options under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) Per-Participant Limit. Subject to adjustment under Section 4(c), the maximum number of shares with respect to which an Option may be granted to any Participant under the Plan shall be 250,000 per calendar year. The per-participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

         (c) Adjustment to Common Stock. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the number and class of security and exercise price per share subject to each outstanding Option, (or substituted Options may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 4(c) applies and Section 8(e)(1) also applies to any event, Section 8(e)(1) shall be applicable to such event, and this Section 4(c) shall not be applicable.


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5.       Stock Options

         (a) General. The Board may grant Options to purchase Common Stock and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. Unless permitted under the Code, options granted hereunder shall not be Incentive Stock Options (as defined in Section 422 of the Code) and shall be designated "Nonstatutory Stock Options".

         (b) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

         (c) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement. No Option will be granted for a term in excess of 10 years.

         (d) Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(e) for the number of shares for which the Option is exercised.

         (e) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

                  (1) in cash or by check, payable to the order of the Company;

                  (2) except as the Board may otherwise provide in an Option agreement, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price or by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery;

                  (3) to the extent permitted by the Board and explicitly provided in an Option agreement (i) by delivery of a promissory note of the Participant to the Company on terms determined by the Board (provided that the Participant pay cash equal to the par value of the shares purchased), or (ii) by payment of such other lawful consideration as the Board may determine; or

                  (4) any combination of the above permitted forms of payment.


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6.       General Provisions Applicable to Options

         (a) Transferability of Options. Except as the Board may otherwise determine or provide in an Option, Options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

         (b) Documentation. Each Option under the Plan shall be evidenced by a written instrument in such form as the Board shall determine. Each Option may contain terms and conditions in addition to those set forth in the Plan.

         (c) Board Discretion. Except as otherwise provided by the Plan, each type of Option may be made alone or in addition or in relation to any other type of Option. The terms of each type of Option need not be identical, and the Board need not treat Participants uniformly.

         (d) Termination of Status. The Board shall determine the effect on an Option of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Option.

         (e)      Acquisition Events

                  (1) Consequences of Acquisition Events. Subject to Section 6
(e)(2), upon the occurrence of an Acquisition Event (as defined below), or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall take any one or more of the following actions with respect to then outstanding Options: (i) provide that outstanding Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); (ii) upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants between the Acceleration Time and the consummation of such Acquisition Event; and (iii) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Participant shall receive, in


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exchange therefor, a cash payment equal to the amount (if any) by which (A) the
Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

         An "Acquisition Event" shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; or (c) the complete liquidation of the Company.

                  (2) Except to the extent otherwise provided in the instrument evidencing an Option or in any other agreement between a Participant and the Company, (i) upon the occurrence of a Change of Control Event, all Options then outstanding shall automatically be deemed waived only if and to the extent, if any, specified (whether at the time of grant or otherwise) by the Board.

         A "Change of Control Event" shall have occurred in the event that (i) an individual, entity or group (within the meaning of Section 13(d)(3) of 14(d)(2) of the Exchange Act) becomes the beneficial owner (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of 50% or more of the outstanding voting securities of the Company, (ii) the Company is merged or consolidated with or into another corporation where, upon effectiveness of such merger or consolidation, the stockholders of the Company immediately prior to such merger or consolidation hold 50% or less of the voting securities of the corporation surviving such merger or consolidation, (iii) all or substantially all of the assets of the Company are sold in a single transaction or series of related transactions, or (iv) the Company is liquidated (each of such events described in clause (i) through (iv) being referred to herein as a "Triggering Event"), then, as of the date which is one business day prior to the date of such Triggering Event, the vesting schedule of this Option shall be accelerated so that all unvested options shall become immediately vested and exercisable.

                  (3) Assumption of Options Upon Certain Events. The Board may grant Options under the Plan in substitution for stock and stock-based options held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The Substitute Options shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

         (f) Withholding.  Each Participant shall pay to the Company, or make


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provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Options to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part in shares of Common Stock, including shares retained from the Option creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

         (g) Amendment of Option. The Board may amend, modify or terminate any outstanding Option, including but not limited to, substituting therefor another Option of the same or a different type and changing the date of exercise or realization, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         (h) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Option have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         (i) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, Options shall be free of all restrictions or that any other stock-based Options may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

7.       Miscellaneous

         (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

         (b) No Rights As Stockholder. Subject to the provisions of the applicable Option, no Participant or Designated Beneficiary shall have any rights as a


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stockholder with respect to any shares of Common Stock to be distributed with respect to an Option until becoming the record holder of such shares.

         (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Options shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Options previously granted may extend beyond that date.

         (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

         (e) Governing Law. The provisions of the Plan and all Options made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                                   Adopted by the Board of
                                                   Directors on October 16, 1997


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